UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 7, 2003

INDEPENDENT BANKSHARES, INC.

(Exact name of registrant as specified in its chapter)

Texas

0-10196

75-1717279

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1617 Broadway Lubbock, Texas  79408

(Address of principal executive offices) (Zip Code)

(806) 749-1850
(Registrant’s telephone number, including area code)

Item 5.                                                             Other Events

On August 7, 2003, Independent Bankshares, Inc. (“Independent Bankshares”) issued a press release announcing that its subsidiary, Independent Capital Trust, will redeem on September 22, 2003 (the “Redemption Date”) all of its 8.50% Cumulative Trust Preferred Securities and its 8.50% Common Securities at a redemption price equal to the $10.00 liquidation amount of each security plus all accrued and unpaid interest per security up to the Redemption Date. A copy of Independent Bankshares’ press release is attached hereto as Exhibit 99.1. The press release is incorporated by reference into this Item 5 and the foregoing description of the press release is qualified in its entirety by reference to the exhibit.

Item 7.                                                             Financial Statements and Exhibits

(c)                     Exhibits.  The following materials are furnished as part of this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
99.1	Independent Bankshares, Inc., press release dated August 7, 2003 with respect to the redemption of Independent Capital Trust’s preferred and common securities.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Independent Bankshares, Inc.
Registrant

Date: August 8, 2003	By:	/s/ Don E. Cosby
Don E. Cosby
Executive Vie Present & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

99.1	Independent Bankshares, Inc., press release dated August 7, 2003 with respect to the redemption of Independent Capital Trust’s preferred and common securities.